                                                                  EXHIBIT 10.22

                                                              LEASE AGREEMENT

                                                              ORDER NO. _______

                                                                    -------------------------------------------------
                 WorkingCAPITAL                                     LESSEE
                                                                      Screaming Media.com, Inc
                                                                    -------------------------------------------------
                                    Technologies of America         STREET
     1048 Irvine Avenue - Suite 475 - Newport Beach, CA 92660         601 West 26th Street
       Telephone 714/436-6555 - Facsimile 714/436-6554              -------------------------------------------------
                                                                    CITY           STATE       COUNTY      ZIP
                                                                      New York      NY                    10001
                                                                    -------------------------------------------------
                                                                    NAME AND TITLE
                                                                      Roy Boling, Director of Financial Operations
                                                                    -------------------------------------------------

1.LEASE: Subject to the following terms and conditions, Working Capital Technologies of America ("Lessor") hereby agrees to lease to Lessee the Hardware, Software and other Equipment ("Property") described on the Lease Schedule(s) ("Schedule(s)") referencing this Lease Agreement ("Agreement"), and Lessee agrees to lease the Property from the Lessor. Each Schedule that the parties may from time to time enter into with respect to this Agreement incorporates the terms of the Agreement and constitutes a separate lease agreement and is referred to herein as the "Lease".

2. UNIFORM COMMERCIAL CODE ACKNOWLEDGMENT: Lessee acknowledges that it has received and approved any written "Supply Contract" covering the Property purchased from the Supplier for lease and Lessor has informed or advised Lessee, either previously or by this Lease, of the following: (i) the identity of the Supplier; (ii) that Lessee may have rights under the Supply Contract; (iii) that Lessee may contact the Supplier for a description of any such rights. This Lease is a "Finance Lease". (The terms "Finance Lease", "Supply Contract" and "Supplier" as used in this Lease have the meanings only as ascribed to them under Division 10 of the California Uniform Commercial Code and have no effect on any tax or accounting treatment). This provision survives termination of the Lease.

3. TERM: This Lease, with respect to any Schedule, shall become effective upon acceptance by Lessor and the term for any Schedule(s) shall commence on the day Lessee certifies that the Property has been delivered to and is usable by Lessee ("Commencement Date"). Lessee agrees that its remedies, should it find fault with any of the Property, shall be and are solely against the manufacturer/vendor/licensor ("Supplier") and not against Lessor. This Lease shall give Lessee the right to use the Property at the location(s) delineated on the Schedule(s). The initial base term of the Lease shall be as indicated on the respective Schedule(s) and shall be calculated from the first day of the calendar quarter following the Commencement Date ("Base Lease Term"). A calendar quarter means a three-month period commencing on January 1, April 1, July 1, and October 1 of any calendar year. The Base Lease Term shall be extended for an additional one-year period (the "extended Base Lease Term") at the rate delineated on the respective Schedule(s) unless Lessee provides to Lessor written notice of Lessee's election not to extend the Base Lease Term at least one hundred eighty (180) days prior to the expiration of the initial Base Lease Term. Notwithstanding the provisions of Section 20 below, such written notice may be delivered to Lessor by hand or by certified mail and shall not be effective unless it is actually received by Lessor at least one hundred (180) days prior to the expiration of the initial Base Lease Term. At the expiration of the initial Base Lease Term (or, if extended, at the expiration of the extended Base Lease Term), Lessee shall do one of the following: (i) purchase all, but not less than all, of the Property for its then Fair Market Value ("FMV"), plus applicable sales tax; (ii) promptly return all, but not less than all, of the Property and lease replacement property from Lessor which has a cost equal or to greater than the original cost of the Property; or (iii) extend the Schedule for a period of one additional year at the rental rate delineated on the respective Schedule. With respect to Option (i), FMV is the price a willing buyer (who is neither a used property dealer or reseller) would pay for the Property

--------------------------------------------------------------------------------
THIS LEASE AGREEMENT AND THE APPLICABLE SCHEDULE(S) CONTAIN THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE WITH RESPECT TO THE SUBJECT MATTER HEREOF. THE LEASE CAN ONLY BE MODIFIED IN WRITING, WITH SUCH MODIFICATIONS SIGNED BY A PERSON AUTHORIZED TO SIGN AGREEMENTS ON BEHALF OF LESSEE AND BY AN AUTHORIZED SIGNER OF LESSOR. NO ORAL OR OTHER WRITTEN AGREEMENTS, REPRESENTATIONS OR PROMISES SHALL BE RELIED UPON BY, OR BE BINDING ON, THE PARTIES UNLESS MADE A PART OF THIS LEASE BY A WRITTEN MODIFICATION SIGNED BY AN AUTHORIZED SIGNER OF LESSEE AND LESSOR.

LESSEE  /s/ Roy Boling                         LESSOR  /s/ Michael L. McClendon
       ----------------------------                  ---------------------------
        Authorized Signature                   Authorized Signature
--------------------------------------------------------------------------------

OFFER ACCEPTANCE
This Lease is subject to approval and acceptance by the Working Capital                  ACCEPTANCE
Technologies of America Finance Committee. By signing below, the signer
certifies that he has read Agreement, INCLUDING PAGES 2 THROUGH 4,                     WORKING CAPITAL
and that he is authorized to sign this Lease on behalf of Lessee. Until this        TECHNOLOGIES OF AMERICA
Lease has been signed by an authorized signer of Lessor, it
shall constitute a firm offer by Lessee.

                          OFFER
LESSEE        : Screaming Media.com Inc.
              -----------------------------------------------

By            :  /s/ Roy Boling                                                 By            :  /s/ Michael McClendon
              -----------------------------------------------                                   -------------------------------

Name/Title    :  Roy Boling Director of Financial Operations                    Name/Title    :  Senior Vice President
              -----------------------------------------------                                   -------------------------------

Date          :  2/17/00                                                        Date          :  3/08/00
              -----------------------------------------------                                   -------------------------------

in an arm's length transaction to a willing seller under no compulsion to sell. Such FMV shall be determined on the basis that: (a) the Property is assumed to be in the condition in which it is to be maintained under the Lease and is in complete compliance with all other terms of the Lease; (b) the Property is assumed to be installed and/or in full service and is valued on an installed basis; and (c) the cost of removal of the Property from its present location is not deducted from the valuation. If Lessee elects to purchase the Property and the parties are not able to agree on FMV at least 60 days prior to the expiration of the applicable term, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) who shall determine FMV, and the parties acknowledge and agree that such determination shall be final, binding and conclusive with respect to the parties' agreed upon purchase price. Lessee shall be responsible for the cost of the appraisal. With respect to Option (ii), Lessee and Lessor shall each have absolute discretion regarding their agreement or lack of agreement to the terms of a lease for replacement property. If Lessee has not elected Option (i) or (ii) by the end of the initial Base Lease Term or, if extended, the extended Base Lease Term, then Option (iii) shall prevail. Thereafter, this Lease will continue subject to termination by either Lessee or Lessor at the end of any month, provided at least ninety days' prior notice is delivered to the other party. Each Schedule shall be deemed to incorporate therein these specific terms and conditions and shall have an independent initial Base Lease Term and extension period(s).

4. RENT: The monthly rent payable with respect to any Schedule(s) shall be the amount shown with respect to such Schedule(s). Lessee shall pay to the Lessor the monthly rent for each Schedule, in advance, for each month or any part thereof that this Lease, with respect to said Schedule(s), is in effect. The first such payment shall be made on the first day of the calendar quarter following the Commencement Date. A prorata portion of the monthly rental charges based on a daily rental of one-thirtieth (1/30th) of the monthly rental calculated from the Commencement Date to the end of the calendar quarter, shall be due and payable at the Commencement Date. If rent or any other amount is not paid within ten days of its due date, Lessee agrees to pay a late charge equal to five percent (5%) of the unpaid amount. Each month thereafter, past due amounts remaining unpaid hereunder shall bear interest at the lesser of one and one-half percent (1 1/2%) per month, compounded monthly or the maximum rate allowed by law. All rent shall be paid at the place of business if Lessor shown above or such other place as Lessor may designate by written notice to Lessee. Except as otherwise provided in this Lease, Lessee's obligation to pay rent shall be absolute and unconditional under all circumstances, notwithstanding:
(i) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor for any reason whatsoever; or (ii) any defect in the title, right to use, condition, operation, fitness for use, damage or destruction of or to the Property or any interruptions or cessations in use or possession thereof for any reason whatsoever. Lessee hereby waives, to the extent permitted by law, the following rights and remedies which may be conferred upon Lessee by law: (a) the right to cancel or terminate this Lease except in accordance with the express terms hereof, (b) right to revoke acceptance of the Property, (c) right to recover damages from Lessor for any breach of warranty and (d) right to recover any consequential damages whatsoever.

5. ADDITIONS AND MODIFICATIONS: All additions and modifications to the Property become an integral part of the Property and are owned by Lessor. Software, as described on any Schedule(s), includes all updates, revisions, upgrades, new versions, enhancements, modifications, derivative works, maintenance fixes, translations, adaptations, and copies of the foregoing or of the original version of the Software whether obtained from the Supplier, or from any source whatsoever, and references in this Lease to Software will be interpreted as references to any and all of the foregoing. All additions and modifications to the Property must be free and clear of any liens or rights of other parties.

6. NO WARRANTIES: Lessor not being the Supplier, manufacturer, developer, publisher, distributor, or licensor of the Property, MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, NOR SHALL IT BE DEEMED TO HAVE MADE ANY SUCH WARRANTIES OR REPRESENTATIONS AS TO THE MERCHANTABILITY, COMPATIBILITY, FITNESS, DESIGN, CONDITIONS, QUALITY OR CAPACITY OF THE LEASED PROPERTY, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT TO THE PROPERTY. LESSEE REPRESENTS THAT ALL OF THE PROPERTY ARE OF A SIZE, DESIGN, AND CAPACITY SELECTED BY IT, AND THAT IT IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES. Lessor assigns to Lessee during the term of the Lease any warranty rights it may have received from the Supplier as a result of Lessor's purchase of the Property. If Lessee has any claims regarding the Property or any other matter arising from Lessee's relationship with the Supplier, Lessee must make them against the Supplier. This provision survives termination of the Lease.

7. MAINTENANCE: Lessee at its own expense, will provide a suitable place for the operation of the Property, and keep in force for the term of the Lease the best standard Supplier's maintenance agreement(s) which will cause the Supplier(s) to make all the necessary repairs, adjustments, and replacements in accordance with such maintenance agreement(s) and entitle Lessee (through Lessor, if necessary) to obtain available enhancements, updates, upgrades and changes.

8. RISK OF LOSS: During the period the Property is in transit, is in the possession of Lessee, and until the Property is returned to Lessor, Lessee shall assume all responsibility for loss or damage and shall hold Lessor harmless against the same. In the event that, during the term of the Lease or until the Property shall have been returned, if any of the Property shall be confiscated, taken, requisitioned, lost, stolen, destroyed or irreparably damaged for any cause whatsoever (such occurrences being hereinafter called "Casualty Occurrences"), Lessee shall immediately and fully inform Lessor. In the case of Software, the erasure, inoperability or other incapacity of the Software triggered by a preprogrammed termination or limiting design or routine embedded in the Software shall also be deemed a "Casualty Occurrence". Following a Casualty Occurrence, on the next succeeding rent payment date, Lessee shall pay to Lessor, in addition to all past due rentals and other amounts then late and outstanding, an amount equal to the Casualty Value as determined by the attached Casualty Schedule as of the date of the Casualty Occurrence. Upon the making of such payment by Lessee, the rental for such Schedule(s) shall cease to accrue as of the date of such payment and the term of the Lease as to such Schedule(s) shall terminate, Insurance proceeds received by Lessor as the result of a Casualty Occurrence with respect to any Schedule(s) shall be applied in reduction of Lessee's obligation to pay the Casualty Value. The Casualty Value as of any rent payment date (or as of any other date on which Casualty Value is payable shall be an amount equal to that percentage of the Purchase Price or License Fee as is set forth in the Casualty Schedule attached hereto, opposite the number of such rent payment date or such other date. The Purchase Price or License Fee of any Property shall be the total cost paid by Lessor with respect to the Property.

9. INDEMNIFICATIONS AND INSURANCE: Lessee assumes liability for, and agrees at its own expense to indemnify and defend Lessor, its employees, officers, directors and assigns, from and against any and all claims, liabilities, losses, damages, and expenses (including legal expenses) of every kind or nature (including, without limitation, claims based upon strict liability) arising out of the use, condition (including latent and other defects, whether or not discoverable by Lessee or Lessor), operation or ownership of any items of Property (including, without limitation, any claim for patent, trademark or copyright infringement) or for any interruptions of service, loss of business, or consequential damages. These indemnities and assumptions survive termination of this Lease. Lessee, at its expense, shall procure and maintain in full force and effect such public liability (including, without limitation, contractual liability insurance), property damage liability, fire with extended coverage, theft, and other insurance in such form and amounts and with such companies as shall be satisfactory to Lessor. Lessor shall be named as an additional insured and loss payee on all policies which shall provide that no cancellation thereof shall be effective without thirty (30) days' prior written notice to Lessor and shall not be invalidated as to Lessor by any act, omission or neglect of Lessee.

10. TAXES: Lessee shall pay directly, all License fees, registration fees, assessments and taxes which may now or hereafter be imposed upon the ownership, sale (if authorized), possession or use of the Property, excepting only those based on Lessor's income, and shall keep the Property free and clear of all levies, liens or encumbrances arising therefrom. While Lessee is responsible for payment of all personal property taxes, Lessor will file all personal property tax returns. Lessor shall not be responsible for contesting any valuation of or tax imposed on the Property, but may do so strictly as an accommodation to Lessee and shall not be liable or accountable to Lessee therefor.

11. OWNERSHIP: Lessor at all times retains ownership, title and/or control over Lessee's right to use the Property in accordance with the terms of the Lease. To the extent Software subject to this Lease may also be the subject of a license agreement between the Supplier and Lessee, Lessee acknowledges that the License to use the Software is being provided to Lessee solely because of payments made by Lessor to the Supplier and, accordingly, Lessee agrees that Lessor has an interest in the license. Lessee agrees that if it or any of its affiliates receives anything of value from the Supplier (including without limitation, a trade-in, substitution, discount or upgrade allowance) other than Lessee's rights to use the Software reflected on the Schedule for the term of this Lease, Lessee will advise Lessor and pay to Lessor an amount equal to such additional value obtained by Lessee. Lessee agrees that it will not surrender, transfer or modify the license agreement without first obtaining the written consent of Lessor. Lessee will at all times protect and defend, at its own cost and expense, the title and/or License rights of Lessor from and against all claims, liens and legal processes and keep all Property free and clear from all such claims, liens and processes. The Property is and shall remain personal property of Lessor.

12. EFFECTS OF TERMINATION OR EXPIRATION OF LEASE TERM: In the event Lessee elects to return the Property to Lessor in accordance with the express terms of the Lease, Lessee will discontinue its use of the Property, pay to Lessor an inspection, refurbishment and restocking fee equal to five percent (5%) of the Lessor's original cost of the Property, and immediately, at its own expense, ship the Property, with all manuals, cables, cartons and packing materials as originally furnished by Supplier, to a location within the United States in accordance with the Property return instructions provided by Lessor. In the case of Software, Lessee will destroy all intangible Software items, and deliver to Lessor all tangible items constituting Software. At Lessor's request, Lessee will also certify in a written form acceptable to Lessor that: (i) all the tangible Software has been delivered to Lessor; (ii) all intangible records have been destroyed; (iii) Lessee has not retained the Software in any form; (iv) Lessee will not use the Software after termination and (v) Lessee has not received from Supplier(s) anything of value relating to or in exchange for Lessee's use, rental or possession of the Software during the term of the Lease (including a trade-in, substitution or upgrade allowance). Until Lessee has complied with all of the requirements of this Section, rent payment obligations will continue from month to month at the rental rate delineated on the Schedule. TERMINATION OF ANY LEASE TERM (OR TERMINATION OF THE LICENSE SHALL NOT ABSOLVE USER FROM PAYMENT OF ACCRUED PERIODIC PAYMENTS OR FROM COMPLIANCE WITH THE USE AND DISCLOSURE RESTRICTIONS OF THIS AGREEMENT, OR FROM ITS OBLIGATIONS TO INDEMNIFY LESSOR.

13. PERFORMANCE OF LESSEE'S OBLIGATIONS BY LESSOR: If Lessee fails duly and promptly to perform any of its obligations under this Lease, Lessor may, at its option, immediately or at any time thereafter perform the same for the account of Lessee without thereby waiving Lessee's default, and any amount paid, expense (including reasonable attorney's fees), penalty or other liability incurred by Lessor in such performance shall be payable by Lessee to Lessor upon demand, with interest thereon at the rate set forth in Paragraph 3, above.

14. INSPECTION: In addition to its rights of entry and inspection stated elsewhere in this Lease, Lessor may from time to time during reasonable business hours enter upon any premises where any of the Property may be located for the purpose of confirming the existence, condition, and proper maintenance of the Property.

15. DEFAULT: An Event of Default shall occur if: (a) Lessee fails to pay within ten (10) days after the due date, any installment of rent; (b) Lessee fails to perform or observe any covenant, condition, or obligation to be performed or observed by it under this Lease and such failure continues uncured for fifteen
(15) days after written notice thereof to Lessee by Lessor; (c) Lessee makes an assignment for the benefit of its creditors, files any petition or takes any action under any bankruptcy, reorganization or insolvency laws; (d) an involuntary petition is filed under any bankruptcy statute against Lessee or any receiver, trustee or custodian is appointed to take possession of Lessee's properties, unless such petition or appointment is set aside or withdrawn within sixty days of said filing or appointment; (e) Lessee attempts to or does remove, transfer, sell, sublicense, encumber, part with possession, or sublet any of the Property; (f) Lessee attempts to assign or transfer this Lease or its interest under the Lease or moves the Property from the location(s) set forth on the Schedule without Lessor's prior written consent; or (g) Lessee undergoes a sale, buyout, change in control, or change in ownership of any type, form or manner which, as judged solely by Lessor, results in a material deterioration in Lessee's credit worthiness.

16. REMEDIES: If an Event of Default shall occur and be continuing, Lessor may exercise at its sole option, but not specifically limited thereto, any one or more of the following remedies: (a) terminate this Lease and Lessee's rights hereunder, (b) proceed, by appropriate court action or actions either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof, (c) by notice in writing to Lessee, recover all amounts due on or before the date Lessor declared this Lease to be in default, plus, as liquidated damages for loss of a bargain and not as a penalty, accelerate, and declare to be immediately due and payable, all rentals and other sums payable hereunder, without any presentment, demand, protest or further notice (all of which hereby are expressly waived by Lessee), whereupon the same shall be and become immediately due and payable, and (d) take immediate possession of the Property, or any part thereof, from Lessee free from all claims by Lessee. In the case of Software, it is acknowledged and agreed that the unauthorized use, disclosure, or transfer of the Software could cause Lessor incalculable, irreparable, and serious harm. Therefore, if Lessee is found to be using (in whatever manner) any portion of the Software after the applicable Lease Term or if Licensor terminates a License or Lessee's right to use the Software thereunder for an alleged breach of the License's use, disclosure, or transfer restrictions, then liquidated damages shall be payable immediately to Lessor in an amount equal to two (2) times the amount paid by Lessor with respect to the Software. The exercise of any of the foregoing remedies by Lessor shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing. In the event Lessor repossesses the Hardware, Lessor may (A) lease the Hardware or any portion thereof, in such a manner, for such time and upon such terms as Lessor may determine, or (B) sell the Hardware or any portion thereof, at one or more public or private sales, in such manner, and at such times and upon such terms as Lessor may determine. In the event that Lessor leases the Hardware, any rentals received by Lessor for the remaining lease term (the period ending on the date when the initial Base Lease Term for the Hardware would have expired) shall be applied to the payment of: (i) all costs and expenses (including reasonable attorney's fees) incurred by Lessor in retaking possession of, and removing, storing, repairing, refurbishing and leasing such Hardware, and (ii) the rentals for the remainder of the initial term and all other sums then remaining unpaid under this lease. The remaining balance of such rentals, if any, shall be applied to reimburse Lessee for any sums previously paid by Lessee as liquidated damages. All rentals received by Lessor for the period commencing after the remaining Initial Base Lease Term shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (i) and (ii) above shall exceed the aggregate rentals received by Lessor under such leases for the respective remaining lease term applicable to the Hardware covered by such leases. In the event that Lessor shall sell or otherwise dispose of (other than pursuant to a lease) the Hardware, the proceeds thereof shall be applied to the sum of (1) all costs and expenses (including reasonable attorney's fees) incurred by Lessor in retaking possession of, and removing, storing, repairing, refurbishing and selling or otherwise disposing of such Hardware, (2) the rentals accrued under this Lease, but unpaid up to the time of such sale or other disposition, (3) any and all other sums (other than rentals) then owing to Lessor by Lessee hereunder, and (4) the Casualty Value of such Hardware determined as of the date of such sale or other disposition in accordance with the Casualty Schedule, attached hereto. The remaining balance of such proceeds, if any, shall be applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages, and any remaining amounts shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (1) through (4) above shall exceed the aggregate proceeds received by Lessor in connection with the sale or disposition of the Property. Lessor's remedies, as discussed in this Agreement, including but not limited to remedies discussed in this paragraph shall not be deemed exclusive. Waiver of any defaults or breach of this Lease shall not be construed as a waiver of subsequent or continuing defaults or breaches.


  17 ATTORNEY'S FEES AND VENUE OF LITIGATION: THE PARTIES AGREE THAT ALL DISPUTES, WHETHER BASED IN TORT OR CONTRACT, RELATING TO OR ARISING OUT OF THIS LEASE WILL BE SUBMITTED TO THE ORANGE COUNTY, CALIFORNIA OFFICE OF ENDISPUTE, INC., DBA J-A-M-S/ENDISPUTE ("JAMS") FOR A TRIAL OF ALL ISSUES OF LAW AND FACT CONDUCTED BY A RETIRED JUDGE OR JUSTICE FROM THE PANEL OF JAMS, APPOINTED PURSUANT TO A GENERAL REFERENCE UNDER CALIFORNIA CODE OR CIVIL PROCEDURE SECTION 838(1) OR ANY AMENDMENT, ADDITION OR SUCCESSOR SECTION THERETO) UNLESS LESSOR OR ITS ASSIGNEE SELECTS AN ALTERNATIVE FORUM. IF THE PARTIES ARE UNABLE TO AGREE ON A MEMBER OF THE JAMS PANEL, THEN ONE SHALL BE APPOINTED BY THE PRESIDING JUDGE OF THE CALIFORNIA SUPERIOR COURT FOR THE COUNTY OF ORANGE, IN THE EVENT THAT JAMS IN THE COUNTY OF ORANGE CEASES TO EXIST, THEN THE PARTIES AGREE THAT ALL DISPUTES ARISING UNDER THIS LEASE FOR ANY BREACH WILL BE FILED AND CONDUCTED IN THE CALIFORNIA SUPERIOR COURT FOR THE COUNTY OF ORANGE, UNLESS LESSOR OR ITS ASSIGNEE SELECTS AN ALTERNATIVE FORUM, LESSEE AGREES TO SUBMIT TO THE PERSONAL JURISDICTION OF THE CALIFORNIA SUPERIOR COURT FOR THE COUNTY OF ORANGE. LESSEE AND LESSOR WAIVE THEIR RIGHTS TO A JUST TRIAL IN ANY ACTION ARISING OUT OF OR RELATING TO THIS LEASE. If any party to this Lease brings any action to enforce any of the terms, or to recover for any breach, then the prevailing party is entitled to recover reasonable attorneys' fees, and cost, including all JAMS-related costs and costs of collection, from the other party.



  18 TRANSPORTATION; INSTALLATION/DEINSTALLATION: All transportation, rigging and damage charges on delivery or redelivery of the Property to and from Lessee shall be paid by Lessee. All installation and deinstallation charges including packing materials and any fees and charges for maintenance certification or recertification by the Manufacturer/Supplier/Licensor shall be paid by Lesser.



  19 OFFER AND ACCEPTANCE; FURTHER ASSURANCES; LESSEE'S FINANCIAL INFORMATION:
Lessee's signing of this, Lease shall constitute a firm offer. In consideration of Lessor's time and effort in reviewing and acting on the offer, Lessee agrees that its offer shall be Irrevocable for a period of twenty (20) business days after the date it is submitted to Lessor. Lessor's signing of this Lease shall constitute acceptance of Lessor's offer to enter into the Lease. Upon acceptance by Lessor, Lessee shall execute and deliver such instruments and assurances as Lessor deems necessary for confirmation, assignment and assurance of performance by Lessee of its obligation hereunder or for perfection of this Lease, including but not limited to the filing of Uniform Commercial Code Financing Statements (which Lessee agrees may be executed by Lessor on Lessee's behalf. Lessee further authorizes Lessor to insert in each Lease Schedule and in other appropriate documentation the serial number(s) and other identifying data of the Property, and to insert applicable lease dates and assignment dates as necessary to complete such supplemental documentation. Prior to Lessor's acceptance of the Lease and throughout the term of the Lease, Lessee shall provide Lessor with all credit information reasonably requested by Lessor, including but not limited to comparative audited financial statements for the most current annual and interim reporting period.



  20 NOTICES: All notices to Lessor must be in writing and sent certified mail return receipt requested to the address above or such other address as to which Lessee has been notified in writing.



  21 AGREEMENTS: All agreements, representations, and warranties contained in this Lease, or in any document or certificate delivered pursuant hereto or in connection herewith, shall survive the expiration or other termination of this Lease. Any provision of this Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability. In any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. THIS LEASE SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA. Time is of the essence of this Lease.



  22 ASSIGNMENT: WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT ASSIGN THIS LEASE OR ITS INTEREST HEREUNDER IN ANY FORM OR MANNER INCLUDING, BUT NOT LIMITED TO, AN ASSIGNMENT DUE TO A SALE, MERGER, LIQUIDATION, SUB-LEASE, LEVERAGED BUYOUT, CHANGE OF OWNERSHIP OR CHANGE-IN-CONTROL, LESSOR MAY ASSIGN ANY OF ITS RIGHTS IN THE LEASE AND/OR THE PROPERTY TO AN ASSIGNEE ("ASSIGNEE"). LESSEE HEREBY CONSENTS TO SUCH ASSIGNMENT AS SHALL BE DESIGNATED BY WRITTEN NOTICE GIVEN TO LESSEE AND FURTHER AGREES AS FOLLOWS: (1) THAT ASSIGNEE DOES NOT ASSUME ANY OF THE OBLIGATIONS OF LESSOR HEREUNDER; (2) TO PAY ALL ASSIGNED AMOUNTS DUE UNDER THE LEASE DIRECTLY TO ASSIGNEE UNCONDITIONALLY WITHOUT OFFSET AND LESSEE FURTHER AGREES THAT SUCH MONIES SHALL BE PAYABLE NOTWITHSTANDING ANY DEFENSE OR COUNTERCLAIM WHATSOEVER, WHETHER BY REASON OF BREACH OF THE LEASE, THE EXERCISE OF ANY RIGHT HEREUNDER, OR OTHERWISE, WHICH IT MAY OR MIGHT NOW OR HEREAFTER HAVE AS AGAINST LESSOR (LESSEE RESERVING ITS RIGHT TO ASSERT ANY SUCH DEFENSE OR COUNTERCLAIM DIRECTLY AGAINST LESSOR) AND (3) THAT SUBJECT TO AND WITHOUT IMPAIRMENT OF LESSEE'S LEASEHOLD RIGHTS IN AND TO THE PROPERTY, LESSEE SHALL HOLD POSSESSION OF THE PROPERTY FOR ASSIGNEE TO THE EXTENT OF ASSIGNEE'S RIGHTS THEREIN.

                                  ADDENDUM "1"
                                WITH RESPECT TO
                       LEASE AGREEMENT ORDER NO. RA-00787


This Addendum is supplemental to and made a part of Lease Agreement Order No. RA-00787 dated 03/08/00 (the "Agreement") and other related documents under the Agreement. The parties to the Agreement include Screaming Media.com Inc. ("Lessee") and Working Capital Technologies of America ("Lessor").

Capitalized terms used in this Addendum without definition shall have the meanings set forth in the Agreement, unless specifically modified. This Addendum is to be construed as supplemental to, and part of, the Agreement.


     It is hereby agreed and acknowledged that any reference (on any of the documents relating to the above referenced Agreement) to the Lessee as "Screaming Media.com, Inc." or any other name other than the exact current legal name, shall hereinafter refer to the actual Lessee as "Screaming Media.com Inc."

In all other respects, the terms and conditions of the Agreement, as originally written, shall remain in full force and effect. The Agreement, as amended herein, sets forth the entire and final understanding between the parties with respect hereto. The terms of this Addendum have been negotiated and jointly drafted by Lessor and Lessee and, therefore, the language of the Addendum shall not be construed in favor or against other party. The undersigned represent that they have the authority to enter into the Agreement, and that the same shall be legally binding and enforceable on the respective principals.

IN WITNESS WHEREOF the parties hereto, by their authorized signatories, have executed this Addendum at the date set forth below their respective signatures.


LESSEE: Screaming Media.com Inc.                Working Capital Technologies of
        ------------------------------          America
                                                --------------------------------
BY:     /s/ Roy Boling                  BY:     /s/ Michael L. McClendon
        ------------------------------          --------------------------------
NAME:   Roy Boling                      NAME:   Michael L. McClendon
        ------------------------------          --------------------------------
TITLE:  Director Financial Operations   TITLE:  Senior Vice President
        ------------------------------          --------------------------------
DATE:   3-8-00                          DATE:   03/13/00
        ------------------------------          --------------------------------

                                  ADDENDUM "2"
                                WITH RESPECT TO
                       LEASE AGREEMENT ORDER NO. RA-00757




This Addendum is supplemental to and made a part of Lease Agreement Order No. RA-00757 dated 03/08/00 (the "Agreement") and other related documents under The Agreement. The parties to the Agreement include Screaming Media.com Inc. ("Lessee") and Working Capital Technologies of America ("Lessor").




Capitalized terms used in this Addendum without definition shall have the meanings set forth in the Agreement, unless specifically modified. This Addendum is to be construed as supplemental to, and part of, the Agreement.




     It is hereby agreed and acknowledged that any reference (on any of the documents relating to the above referenced Agreement) to Lessee's address as "601 W. 26th Street, New York, NY 10001" or any other address other than the exact current legal address, shall hereinafter refer to the actual address as "601 W. 26th Street, 13th Floor, New York, NY 10001".




In all other respects, the terms and conditions of the Agreement, as originally written, shall remain in full force and effect. The Agreement, as amended herein, sets forth the entire and final understanding between the parties with respect hereto. The terms of this Addendum have been negotiated and jointly drafted by Lessor and Leasee and, therefore, the language of the Addendum shall not be construed in favor or against either party. The undersigned represent that they have the authority to enter into the Agreement, and that the same shall be legally binding and enforceable on the respective principals.




IN WITNESS WHEREOF the parties hereto, by their authorized signatories, have executed this Addendum at the date set forth below their respective signatures.




LESSEE: Screaming Media.com Inc.                       Working Capital Technologies of America
        ______________________________                  ________________________________________

BY:     /s/ Roy Bolling                   BY:           /s/ Michael L. McClendon
        ______________________________                  _______________________________________

NAME:   Roy Bolling                     NAME:           Michael L. McClendon
        ______________________________                  _______________________________________

TITLE:  Director Financial Operations   TITLE:          Senior Vice President
        ______________________________                  _______________________________________

DATE:   3-8-00                          DATE:           03/13/00
        ______________________________                  _______________________________________



             WorkingCAPITAL                                                                     LEASE
                                Technologies of America                                         SCHEDULE       01
     1048 Irvine Avenue - Suite 475 - Newport Beach, CA 92660                                           ---------------
                                                                                                ANNEXED TO AND MADE A PART OF THE
     Telephone  714-436-6555 - Facsimile 714-436-6554                                           LEASE AGREEMENT ORDER NO. RA-00757
                                                                                                DATED ________ BETWEEN WORKING
                                                                                                CAPITAL TECHNOLOGIES OF AMERICA,
                                                                                                LESSOR, AND LESSEE INDICATED
                                                                                                HEREIN.





----------------------------------------------------------------------------------------------------------------
LESSEE                                                       LOCATION OF PROPERTY
                Screaming Media.com, Inc                                     Various Locations
----------------------------------------------------------------------------------------------------------------
STREET                                                       STREET
                610 West 26th Street
----------------------------------------------------------------------------------------------------------------
CITY

                New York        NY               10001       CITY             STATE           COUNTY      ZIP
----------------------------------------------------------------------------------------------------------------
ATTENTION

                Roy Boling                                   ATTENTION
----------------------------------------------------------------------------------------------------------------
TITLE/PHONE NO.
                Director of Financial Operations             TITLE/PHONE NO.
----------------------------------------------------------------------------------------------------------------

          This Schedule is issued pursuant to the Lease Agreement Order No._RA-00757. All of the terms and conditions of the Lease Agreement are hereby incorporated herein and made a part hereof as if such terms and conditions were set forth in this Schedule as a separate lease with independent initial Base Lease Term and written addenda, if any. By their execution and delivery of this Schedule, the parties hereby reaffirm all of the terms and conditions of the Lease Agreement.

-----------------------------------------------------------------------------------------------------------------------------
ITEM             QUANTITY                     DESCRIPTION OF PROPERTY
-----------------------------------------------------------------------------------------------------------------------------
                                         PROPERTY TO CONSIST OF COMPUTER HARDWARE ($53,979.00), ORACLE SOFTWARE
                                         (1,961,304.55) AND SOFT COSTS ($831,486.98) TO BE MORE FULLY DESCRIBED ON
                                         EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF AT A LATER DATE. ANY
                                         VARIANCES IN THE ACTUAL PROPERTY COSTS OR CONFIGURATION MAY REQUIRE
                                         CORRESPONDING ADJUSTMENTS IN THE RENTAL PAYMENT AMOUNT.

                                         PROPERTY COST:  $2,792,791.43

                                         THE MONTHLY EQUIVALENT LEASE RATE FACTOR ("MELRF") OF 0.019922 MAY BE
                                         ADJUSTED TO REFLECT THE MOVEMENT OF EQUALLY MATURING U.S. TREASURY NOTES
                                         AS QUOTED IN THE WALL STREET JOURNAL FROM A BASE RATE OF 6.66%. THE RENT
                                         WILL THEREAFTER BE FIXED FOR THE TERM.

                                         PROPERTY ACCEPTANCE DATES TO BE:  MARCH 1, 2000 THROUGH DECEMBER 31, 2000.


-----------------------------------------------------------------------------------------------------------------------------
INITIAL BASE LEASE TERM                      DEPOSIT                                                           MONTHLY RENT
      IN MONTHS
                                                               $55,637.99 due now; the remainder to be
                                                               billed upon approval.

       Sixty (60)                          $111,275.98                                                           $55,637.99
-----------------------------------------------------------------------------------------------------------------------------



THIS SCHEDULE ALONG WITH THE LEASE AGREEMENT CONTAINS THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE WITH RESPECT TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT CAN ONLY BE MODIFIED IN WRITING, WITH SUCH MODIFICATIONS SIGNED BY A PERSON AUTHORIZED TO SIGN AGREEMENTS ON BEHALF OF LESSEE AND BY AN AUTHORIZED SIGNER OF LESSOR. NO ORAL OR OTHER WRITTEN AGREEMENTS, REPRESENTATIONS OR PROMISES SHALL BE RELIED UPON OR BE BINDING ON THE PARTIES UNLESS MADE A PART OF THIS LEASE BY A WRITTEN MODIFICATION SIGNED BY AN AUTHORIZED SIGNER OF BOTH LESSEE AND LESSOR.

                     OFFER                                                           ACCEPTANCE
LESSEE: Screaming Media.com, Inc                                  WORKING CAPITAL TECHNOLOGIES OF AMERICA
        -------------------------------------------------

BY: /s/ Roy Boling                                                BY:  /s/ Michael L. McClendon
    -----------------------------------------------------             -------------------------------------------------

NAME: Roy Boling                                                  NAME: Michael L. McClendon
    -----------------------------------------------------              ------------------------------------------------
TITLE:Director of Financial Operations  DATE:     2/17/00         TITLE: Senior Vice President   DATE:  3/8/00
---------------------------------------------------------               -----------------------        ----------------

                                  ADDENDUM "A"

                                       TO
                       LEASE AGREEMENT ORDER NO. RA-00757
                       WITH RESPECT TO LEASE SCHEDULE 01

This Addendum is supplemental to and made a part of Lease Agreement Order No. RA-00757, dated 2/19/00 (the "Agreement"), Lease Schedule 01, dated 2/19/00 and other related documents under the Agreement and Lease Schedule (collectively the "Lease"). The parties to the Lease include Screaming Media.com, Inc ("Lessee") and Working Capital Technologies of America ("Lessor").

Capitalized terms used in this Addendum without definition shall have the meanings set forth in the Lease, unless specifically modified. This Addendum is to be construed as supplemental to, and a part of, the Lease.

Lessee and Lessor acknowledge and agree that the Lease is hereby amended with respect to Lease Schedule 01, as follows:

     SECTION 3. TERM
     Option (i) shall be modified to the limited extent as follows:

     In lines twenty-six through twenty-eight, delete the phrase: "(A) purchase all, but not less than all, of the Property for its then Fair Market Value ("FMV"), plus applicable sales tax;" and replace it with "(i) purchase all, but not less than all, of the Property for its then Fair Market Value ("FMV") not to exceed 10% of the total cost paid by Lessor with respect to the Property, plus all applicable sales/use taxes thereon and all accrued but unpaid interest, taxes, penalties and/or other sums due under the Lease;"

In all other respects, the terms and conditions of the Lease, as originally written, shall remain in full force and effect. The Lease, as amended herein, sets forth the entire and final understanding between the parties with respect hereto. The terms of this Addendum have been negotiated and jointly drafted by Lessor and Lessee and, therefore, the language of the Addendum shall not be construed in favor or against either party. The undersigned represent that they have the authority to enter into the Lease, and that the same shall be legally binding and enforceable on the respective principals.

IN WITNESS WHEREOF the parties hereto, by their authorized signatories, have executed this Addendum at the date set forth below their respective signatures.


Lessee:   Screaming Media. Com Inc.                             Lessor:  Working Capital Technologies of America
         ---------------------------------------------                   --------------------------------------------


By:      /s/ Roy Boling                                         By:       /s/ Michael L. McClendon
         ---------------------------------------------                   --------------------------------------------

Name:    Roy Boling                                             Name:     Michael L. McClendon
         ---------------------------------------------                   --------------------------------------------

Title:   Director of Financial Operations                       Title:    Senior Vice President
         ---------------------------------------------                   --------------------------------------------

Date:    2/17/00                                                Date:             3/13/00
         ---------------------------------------------                   --------------------------------------------

                                  ADDENDUM "B"
                                       TO
                              LEASE SCHEDULE NO.01
                                       TO
                       LEASE AGREEMENT ORDER NO. RA-00757

This Addendum is supplemental to and made a part of Lease Agreement Order No. RA-00757, dated 2/19/00 (the "Agreement"), Lease Schedule(s) No. 01 dated 2/19/00 and other related documents under the Lease and Lease Schedule (collectively forming the "Lease"). The parties to the Lease include Screaming Media.com, Inc ("Lessee") and Working Capital Technologies of America ("WCT").

Capitalized terms used in this Addendum without definition shall have the meanings set forth in then Lease, unless specifically modified. This Addendum is to be construed as supplemental to, and part of, the Lease.

Throughout the term of the Lease, as security for Lessee's obligations hereunder, Lessee agrees to maintain at its sole cost and expense an unconditional and irrevocable stand by letter of credit ("Letter of Credit") in the amount of Two Million Seven Hundred Ninety-Two Thousand Seven Hundred Ninety-One dollars and 43/100 U.S. Dollars ($2,792,791.43), in form, substance, and issued by a bank satisfactory to WCT. Such Letter of Credit will be considered for full or partial release at WCT's absolute and sole discretion, not less than biannually. Lessee agrees to obligate the issuer to notify WCT in writing at least ninety (90) days in advance of any date of expiration of such Letter of Credit that such Letter of Credit has not been renewed. In addition to the provisions of Section 9 of the Agreement, it shall be an Event of Default hereunder if WCT does not receive a satisfactory replacement Letter of Credit, at least sixty (60) days in advance of any expiration or cancellation of any Letter of Credit issued pursuant to this Lease. If there is any Event of Default under the Lease, WCT may draw all or part of the amount available under such Letter of Credit, and may pursue any or all of its other remedies available. WCT may draw upon the Letter of Credit to obtain payment of any amounts due and unpaid under the Lease.

In all other respects, the terms and conditions of the Lease, as originally set forth, shall remain in full force and effect. The Lease sets forth the entire and final understanding between the parties with respect hereto. The terms of this Addendum have been negotiated and jointly drafted by WCT and Lessee and, therefore, the language of the Addendum shalt not be construed in favor or against either party. The undersigned represent that they have the authority to enter into this Lease, and that the same shall be legally binding and enforceable on the respective principals.

IN WITNESS WHEREOF, the parties hereto, by their authorized signatories, have executed this Addendum "B" at the date set forth below their respective signatures.


         LESSEE:

          Screaming Media. Com Inc.                                      Working Capital Technologies of America

By:      /s/ Roy Boling                                         By:       /s/ Michael L. McClendon
         ---------------------------------------------                   --------------------------------------------

Name:    Roy Boling                                             Name:     Michael L. McClendon
         ---------------------------------------------                   --------------------------------------------

Title:   Director of Financial Operations                       Title:    Senior Vice President
         ---------------------------------------------                   --------------------------------------------

Date:    2/17/00                                                Date:             3/13/00
         ---------------------------------------------                   --------------------------------------------